Exhibit 99.2

Earnings Supplemental For the quarter and year ended December 31, 2024

This presentation contains forward - looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21 E of the Securities and Exchange Act of 1934 , as amended (the “Exchange Act”), regarding future events and the future results of the Company that are based on current expectations, estimates, forecasts, projections about the industry in which the Company operates and the beliefs and assumptions of the management of the Company . Words such as “address,” “anticipate,” “believe,” “consider,” “continue,” “develop,” “estimate,” “expect,” “further,” “goal,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” variations of such words and similar expressions are intended to identify such forward - looking statements . Such statements reflect the current views of the Company and its management with respect to future events and are subject to certain risks, uncertainties and assumptions . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward - looking statements . This presentation has been prepared by the Company based on information it has obtained from sources it believes to be reliable . Summaries of documents contained in this presentation may not be complete . The Company does not represent that the information herein is complete . The information in this presentation is current only as of December 31 , 2024 , or such other date noted in this presentation, and the Company’s business or financial condition and other information in this presentation may change after that date . The Company undertakes no obligation to update any forward - looking statements in order to reflect any event or circumstance occurring after the date of this presentation or currently unknown facts or conditions . You are urged to review and carefully consider any cautionary statements and other disclosures, including the statements under the heading “Risk Factors” and elsewhere in the Company’s filings with the Securities and Exchange Commission . Factors that may cause actual results to differ materially from current expectations include, among others : the Company’s business and investment strategy ; global conflicts, such as the war between Russia and Ukraine and the war between Israel and Hamas and market volatility resulting from such conflicts ; the ability of Chicago Atlantic REIT Manager, LLC (the “Manager”) to locate suitable loan opportunities for the Company and allocate such opportunities among the Company and affiliates with similar investment strategies, monitor and actively manage the Company’s loan portfolio and implement the Company’s investment strategy ; allocation of loan opportunities to the Company by the Manager ; the Company’s projected operating results ; actions and initiatives of the U . S . or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law ; the estimated growth in and evolving market dynamics of the cannabis market ; the demand for cannabis cultivation and processing facilities ; shifts in public opinion regarding cannabis ; the state of the U . S . economy generally or in specific geographic regions ; economic trends and economic recoveries ; the amount and timing of the Company’s cash flows, if any, from the Company’s loans ; the Company’s ability to obtain and maintain financing arrangements ; the Company’s leverage ; changes in the value of the Company’s loans ; the Company’s investment and underwriting process ; rates of default or decreased recovery rates on the Company’s loans ; the degree to which any interest rate or other hedging strategies may or may not protect the Company from interest rate volatility ; changes in interest rates and impacts of such changes on the Company’s results of operations, cash flows and the market value of the Company’s loans ; interest rate mismatches between the Company’s loans and the Company’s borrowings used to fund such loans ; the impact of inflation on our operating results ; the departure of any of the executive officers or key personnel supporting and assisting the Company from the Manager or its affiliates ; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters ; the Company’s ability to maintain the Company’s exclusion or exemption from registration under the Investment Company Act of 1940 ; the Company’s ability to qualify and maintain such qualification as a REIT for U . S . federal income tax purposes ; estimates relating to the Company’s ability to make distributions to its stockholders in the future ; the Company’s understanding of its competition ; and market trends in the Company’s industry, interest rates, real estate values, the securities markets or the economy in general . Market and Industry Data In this presentation, the Company relies on and refers to certain information and statistics obtained from third - party sources which it believes to be reliable, including reports by market research firms . The Company has not independently verified the accuracy or completeness of any such third - party information . Because the cannabis industry is relatively new and rapidly evolving, such market and industry data may be subject to significant change in a relatively short time period . Chicago Atlantic Real Estate Finance, Inc. | 2 Important Disclosure Information

▪ Commercial mortgage REIT and institutional lender to state - licensed operators in the cannabis industry. ▪ Manages a diversified portfolio of borrowers, geographies and asset types with strong real estate collateral coverage and loan - to - enterprise value ratios. ▪ Aims to provide risk - adjusted total returns for stockholders through consistent dividends and capital appreciation. ▪ Access to Sponsor’s leading cannabis lending platform as lead or co - lead arranger, and its proprietary sourcing network and direct originations team ▪ Experienced and robust origination team responsible for sourcing and closing over $2.1B in credit facilities since its inception in 2019. Chicago Atlantic Real Estate Finance, Inc. | 3 Chicago Atlantic Real Estate Finance Company Overview ~$493mm near - term pipeline under evaluation (1) $2.1B+ in loans closed since platform inception (1) 90+ cannabis loans closed across platform (1) $410.2mm outstanding loan principal (2) 17.2% gross portfolio yield (2) 1.1x real estate collateral coverage in current portfolio (2) Note: (1) As of December 31, 2024, includes potential syndications, and represents originations across Chicago Atlantic platform. (2) As of December 31, 2024, represents aggregate loan portfolio metrics.

Industry-Leading Management and Investment Team

Deep Cannabis, Credit and Real Estate Expertise With Entrepreneurial Approach



John Mazarakis[(1)]
Executive Chairman

- Originated over $500mm in cannabis credit transactions
- Developed and owns over 1mm sf of real estate across 4 states
- Founded restaurant group with 30+ units and 1,200+ employees
- MBA from Chicago Booth and BA from University of Delaware



Tony Cappell[(1)]
Co-CEO

- Debt investor with over 15 years of experience, beginning at Wells Fargo Foothill
- Completed over 150 deals, comprising over $5bn in total credit
- MBA from Chicago Booth and BA from University of Wisconsin



Peter Sack[(1)]
Co-CEO

- Former Principal at BC Partners Credit, leading its cannabis practice
- Former private equity investor, focusing on distressed industrial opportunities
- MBA from University of Pennsylvania's Wharton School of Business, BA from Yale University, and Fulbright Scholar



Andreas Bodmeier[(1)]
President and CIO

- Underwritten over $500mm in cannabis credit transactions
- Former Principal of consulting firm focused on FX and commodity risk management
- PhD in Finance and MBA from Chicago Booth and MSc from Humboldt University (Berlin)



David Kite[(1)]
Chief Operating Officer

- Over 20 years of experience in investment management and real estate investments
- Former Partner and COO of Free Market Ventures
- Former Founder of K&K Capital Management
- MBA from Chicago Booth and BA from University of Illinois



Phil Silverman
Chief Financial Officer

- Finance and accounting expert, with over 15 years of experience, focusing on financial reporting, operations, and internal controls within the asset management industry
- Former CFO of Chicago Atlantic Group, LLC
- B.S in Finance from Indiana University and holds the CPA designation

100 YEARS OF COMBINED EXPERIENCE AND OVER $8 BILLION IN REAL ESTATE AND COMMERCIAL CREDIT

Note: (1) Denotes member of Investment Committee

CHICAGOATLANTIC
REAL ESTATE FINANCE

Chicago Atlantic Real Estate Finance, Inc. | 4

Veteran Independent Directors Significant Public Board, REIT, Financial and Corporate Governance Expertise Michael Steiner ▪ Current investor in Chicago Atlantic ▪ Founder and President of Service Energy and Petroleum Equipment, which are engaged in distribution of petroleum products ▪ Expert in highly regulated industries ▪ BA in History from Wake Forest University and MBA from University of Delaware Brandon Konigsberg ▪ Former CFO at J.P. Morgan Securities and Managing Director at JPMorgan Chase ▪ Current member of board of directors of GTJ REIT, SEC - registered equity REIT ▪ Former auditor at Goldstein, Golub and Kessler ▪ CPA and BA in Accounting from University of Albany and MBA from New York University’s Stern School of Business Jason Papastavrou ▪ Lead Independent Director ▪ Founder and CIO of ARIS Capital Management ▪ Current member of board of directors of GXO Logistics (NYSE:GXO); and, previous board member of XPO Logistics (NYSE:XPO) and United Rentals (NYSE:URI) ▪ BS in Mathematics and MS and PhD in Electrical Engineering and Computer Science from MIT Fredrick C. Herbst ▪ Audit Committee Chair ▪ Former CFO of Ready Capital (NYSE:RC) and Arbor Realty Trust (NYSE:ABR), two publicly traded, commercial mortgage REITs ▪ Former Managing Director of Waterfall Asset Management ▪ Former CFO of Clayton Holdings and The Hurst Companies ▪ CPA and BA in Accounting from Wittenberg University Chicago Atlantic Real Estate Finance, Inc. | 5

Target Loan Profile Chicago Atlantic Real Estate Finance, Inc. | 6 Presented for illustrative purposes only, actual loan characteristics may differ. Real estate financing, capital expenditure and growth/acquisition capital USES OF CAPITAL $10 - $50 million SIZE 2 - 3 years TERM Term loans and delayed draw term loans STRUCTURE Mortgage/deed of trust, stock pledge, all asset UCC - 1 lien, guarantees COLLATERAL 50 - 150 bps per month AMORTIZATION Below 60% LTV Limited license, vertically integrated operators TARGET Less than 2.0x SENIOR DEBT TO EBITDA RATIO Make - whole provisions and prepayment penalties OTHER TERMS Debt service coverage ratio, limited indebtedness, deposit account control agreements, minimum liquidity, monthly reporting requirements COVENANTS

Market Performance Total Returns vs. Major Indexes Source: Bloomberg (data assumes dividend reinvestment) Benchmarked since inception (12/10/2021) through January 2025

Market Performance Total Returns vs. Select Peers Source: Bloomberg (data assumes dividend reinvestment) Benchmarked since inception (12/10/2021) through January 2025.

Portfolio Diversification Our portfolio is diversified across operators, geographies, and asset types P RI NCI P A L O UT S T A NDI NG (1) By Loan Note: (1) As of December 31, 2024, and reflects aggregate of total loan portfolio including loans held for investment and loans at fair value 35.7% 25.6% 38.7% Top 5 Loans Next 5 Loans Remaining Loans Top 10 Loans = 61.3% of principal outstanding Weighted Average Loan Size = 5.1% 38.9% 32.2% 28.9% Fixed - rate Floating - rate (Floor < 7.50%) Floating - rate (Floor >= 7.50%) $410.2M By Rate Type Floating Loans by Prime Rate Floor 6.9% 7.6% 0.2% 7.7% 30.3% 17.1% 6.7% 3.0% 20.4% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 0.00% 3.25% 5.50% 6.25% 7.00% 7.50% 7.75% 8.00% 8.50% Rate Floor Chicago Atlantic Real Estate Finance, Inc. | 9

Portfolio Diversification (Continued) Our portfolio is diversified across operators, geographies, and asset types P RI NCI P A L O UT S T A NDI NG 1 Note: (1) As of December 31, 2024 and reflects aggregate of total loan portfolio including loans held for investment and loans at fair value. (2) SSO = single state operator, MSO = multi - state operator. Percentage of Real Estate Collateral by State and Operator Type 2 20.0% 18.0% 16.0% 14.0% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% AZ CA FL IL MD MI MO NE NY NV OH MN OR PA WV Other MSO SSO 35.0% 15.5% 3.2% 46.2% Loans with Retail/Industrial collateral Loans with Retail collateral Loans with no real estate collateral Loans with Industrial collateral $410.2M By Real Estate Collateral Type 6% 5% 10% 15% 14% 9% 7% 6% 9% 1% 2% 2% 4% 1% 8% Michigan Florida Missouri Pennsylvania Nevada California Ohio Arizona Nebraska Minnesota Maryland Illinois New York West Virginia Other $410.2M Chicago Atlantic Real Estate Finance, Inc. | 10 By Location

Loan Collateral Coverage 47% loan to enterprise value and 1.1x real estate collateral coverage R EA L EST A T E C O L L A T E R A L C O VER A G E (2) 0.51 - 1.00x 1.01 - 1.50x 1.51 - 2.00x Portfolio Weighted Average (1.1x) P RI NCI P A L BY L T E V RA T I O (1) (1) Our loans to owner operators in the state - licensed cannabis industry are secured by additional collateral, including personal and corporate guarantee(s), where applicable subject to local laws and regulations. Loan to enterprise value ratio (LTEV) is calculated as total senior loan principal (pari - passu with REFI’s loan) outstanding divided by total value of collateral on a weighted average basis. (2) Expressed as percentage of total outstanding loan principal of $410.2 million as of December 31, 2024. $ - $20,000,000 $40,000,000 $60,000,000 $80,000,000 $100,000,000 $120,000,000 $140,000,000 $160,000,000 $180,000,000 20%< 21 - 40% 41 - 60% 61 - 80% Portfolio Weighted Average (47.0%) >80% 0% Chicago Atlantic Real Estate Finance, Inc. | 11 5% 10% 15% 20% 25% 30% <.50x >2.0x

Distributable Earnings and Dividends 1 1 Distributable earnings per share based on basic weighted average common shares outstanding at the end of each respective quarter. $ - $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q4 2022 Q1 2023 Q2 2023 Basic Distributable EPS Regular Dividend Q3 2023 Q4 2023 Special Dividend Chicago Atlantic Real Estate Finance, Inc. | 12

The Cannabis Landscape in the U.S. Where We See Opportunities THE CANNABIS INDUSTRY PRESENTS A SPECIAL OPPORTUNITY TO GENERATE ALPHA AND OUTSIZED RISK ADJUSTED RETURNS LACK OF TRADITIONAL FINANCING Banks generally don’t lend to firms in this industry, allowing higher interest rates, attractive collateral, and lender - friendly covenants. LOW CORRELATIONS TO TRADITIONAL MARKETS Medical cannabis behaves like pharmaceuticals, recreational cannabis behaves like tobacco and alcohol, both exhibiting low correlation with traditional markets. HIGH BARRIERS TO ENTRY Each state has unique investment characteristics, supply and demand dynamics, and legal frameworks, requiring sophisticated understanding of the industry and strong underwriting expertise. FOCUS ON LIMITED LICENSE STATES Limited license states have limited competition, lucrative license values, high wholesale prices, and less black - market presence. Chicago Atlantic Real Estate Finance, Inc. | 13

The Cannabis Landscape in the U.S. (cont’d) How the landscape changed over past 5 years 2019 2024 Sources: 1 - https://mjbizdaily.com/map - of - us - marijuana - legalization - by - state / . 2 - Statista 3 - MJBiz Factbook 2024 x Legal in 41 states and the District of Columbia 1 x Medical use only: 17 states x Recreational/Medical use: 24 states & District of Columbia x Industry revenue estimated at $32B in 2024 3 Legalized recreational and medical use Legalized medical use only No regulated use x Legal in 35 states and the District of Columbia 1 x Medical use only: 25 states x Recreational/Medical use: 10 states & District of Columbia x Industry revenue at $19.3B 2 Chicago Atlantic Real Estate Finance, Inc. | 14

$20.7 $24.3 $28.5 $32.0 $37.8 $40.5 $43.6 $11.4 $12.0 $12.3 $12.6 $13.2 $13.7 $14.4 2024 2025 2026 2027 Adult - Use Sales 2028 2029 Medical Sales 2030 $32.1 $36.3 $40.8 $45.5 $51.0 $54.2 The U.S. cannabis industry is estimated to be $32B in top - line retail revenue in 2024 and is projected to grow to $58B by 2030 1 : $58.0 The Cannabis Industry: Size of Opportunity and Growth Projections Sources: 1 - MJBiz Factbook 2024; ($ in billions). 2 - S&P Capital IQ and Company Filings of the 20 largest cannabis companies (ranked by market capitalization); equity and debt figures are as of 12/31/23. Assuming the cannabis market enterprise value at 1x revenue, and a 35% debt to 65% equity capital structure 2 , the current value of the U.S. cannabis debt market can be estimated to be approximately $12B . With our closed cannabis loans to date of $2.3B, Chicago Atlantic roughly represents 20% of the current U.S. cannabis debt market share . With the projected industry size of $58B in retail sales in 6 years , and assuming we maintain our current debt market share of 20%, the Chicago Atlantic private credit opportunity could grow to nearly $4B . Chicago Atlantic Real Estate Finance, Inc. | 15

Competitive Investment Landscape

COMPETITORS: GROUPS

- Mortgage REITs
- BDCs
- Sale/ Leaseback REITs
- Cannabis-Focused Lenders
- Community Banks

COMPETITIVE ADVANTAGES

Shorter loan durations	Greater diversification
Lower LTVs	Deal leads
Ability to upsize	Close relationships with management teams
We negotiate the deal	REIT shares 50% of the origination fee
Underwrite enterprise value in the borrowers	Our borrower's only source of debt

CHICAGOATLANTIC
REAL ESTATE FINANCE

Chicago Atlantic Real Estate Finance, Inc. | 16

Comprehensive Investment Process SOURCE AND REVIEW 1 SCREENING 2 COLLATERAL GEOGRAPHY / INDUSTRY ▪ Focus primarily on U.S. borrowers ▪ (Local) industry dynamics ▪ Diversification / concentration vs. existing loan portfolio ▪ FINANCIALS / OPERATIONS ▪ Historical financial statements / tax returns ▪ Projects of the business and financials Current Capitalization ▪ Investor decks for equity raises ▪ Operational metrics vs industry peers TRANSACTION STRUCTURE ▪ Covenant packages ▪ Floating rate with Prime or SOFR floor ▪ Term and pre - payment fees ▪ Fixed annual amortization plus excess cash - flow recapture ▪ Real Estate, Stock Pledges, equipment, receivables and inventory ▪ Market comparable for liquidation ▪ In - place and to - be - acquired collateral ▪ External collateral available for credit enhancement UNDERWRITING 3 MARKET STUDY / BUSINESS REVIEW ▪ Evaluate borrower’s business strategy and market conditions FULL COVENANT PACKAGE ASSESSMENT ▪ Leverage, EBITDA, fixed charge coverage, minimum cash, etc. MANAGEMENT AND ONSITE MEETINGS ▪ Ability to further understand company and team FINANCIAL MODELING / SENSITIVITY ANALYSIS ▪ Core drivers of business / downside scenarios ▪ Serves as foundation for covenant creation COLLATERAL APPRAISALS AND ASSET VERIFICATIONS ▪ Assess value of the assets and whether they exist OVERVIEW ▪ Direct Origination ▪ Brand Recognition ▪ Ability to Act Timely ▪ Efficient Deal Process ▪ Relationships with PE Sponsors ▪ In - depth Knowledge PRICE / STRUCTURE ▪ Determine pricing and structure relative to underlying fundamentals without compromising on “zero loss” mentality CUSTOMER CALLS / BACKGROUND CHECKS ▪ Understand success of the company and ability of management team FINANCIAL STATEMENT, BANKING, AND TAX REVIEW ▪ Determine quality of earnings, after - tax cash flows and reporting requirements/capabilities Note: This summary of our process is for illustrative purposes only as actual process may differ from time to time, as appropriate to the investment considered. Chicago Atlantic Real Estate Finance, Inc. | 17

Comprehensive Investment Process (cont’d) STRUCTURING 4 MONITORING 5 QUARTERLY VALUATIONS REGULAR REPORTING BY BORROWERS ▪ Monthly reporting of financial and operational metrics by our borrowers provides an “early warning” approach to portfolio monitoring REGULAR INTERNAL MEETINGS ▪ Monthly tear sheet credit analysis including covenant compliance and forward - looking covenant default risk analysis prepared for investment committee ▪ Proprietary and customized analytics for each portfolio company ▪ Valuations underlying CECL reserves are performed with input from third - party valuation specialists, and in accordance with the Manager’s valuation policy INTERNAL CREDIT RATINGS ▪ Ratings assigned between 1 and 5 at quarterly portfolio review and will determine corrective action ▪ Covenant defaults allow for the implementation of corrective actions and a re - set of economics . to compensate for an increased risk profile CAPITAL PRESERVATION ▪ Typically, a first lien on the borrower’s assets, pledge of company stock, and validity guaranty ▪ Loans have covenants designed to provide the ability for early intervention STRONG CURRENT INCOME ▪ Contractual coupon and fees negotiated in loan terms ▪ Floating interest rate loans CONSERVATIVE STRUCTURE ▪ Conservative leverage and loan - to - value ratios with significant equity support ▪ Amortization features and excess cash - flow recapture for de - risking over life of loan RETURN ENHANCEMENT ▪ Additional yield generation through PIK interest, success fees, and prepayment fees, and make - whole protections. PREDICTABLE EXIT STRATEGY ▪ Fixed amortization and excess cash - flow recapture structured to ensure repayment without capital markets exit RECEIVE INVESTMENT COMMITTEE APPROVAL Note: This summary of our process is for illustrative purposes only as actual process may differ from time to time, as appropriate to the investment considered. Chicago Atlantic Real Estate Finance, Inc. | 18

Loan Origination Pipeline

Driven by proprietary deal sourcing

Over 1,000 **Qualified** Deals Sourced and Reviewed

~$37.4mm[1] in Upcoming Fundings

$35.0mm[2]
Term Sheets Executed

Total current pipeline of ~$492.9mm[1]

- Continued legalization at the state level creates a new influx of opportunities
- Increase in M&A activity requires additional debt financing
- Robust set of profitable operators and refinancing opportunities



Note:
(1) As of December 31, 2024, includes potential syndications, and represents origination opportunities across Chicago Atlantic platform.
(2) As of December 31, 2024, reflects executed term sheets for investments that the Company is expected to participate.

CHICAGOATLANTIC
REAL ESTATE FINANCE
Chicago Atlantic Real Estate Finance, Inc. | 19

Financial Overview For the quarter and year ended December 31, 2024 Appendix Chicago Atlantic Real Estate Finance, Inc. | 20

Consolidated Balance Sheets Notes referenced above refer to Consolidated Financial Statements on Form 10 - K as of December 31, 2024 Chicago Atlantic Real Estate Finance, Inc. | 21

Portfolio Overview[1] (as of December 31, 2024)

Loan Number	Location(s)	Origination Date	Maturity Date	Principal Balance	Unfunded Commitment	Rate Type	Cash Rate	PIK Rate	YTM IRR
1	Various	10/27/2022	10/30/2026	$ 19,324,557	$ -	Floating	14.00%	0.00%	17.1%
2	Michigan	12/31/2021	12/31/2025	27,110,506	-	Floating	11.50%	0.00%	17.3%
3	Various	7/31/2024	1/29/2027	21,248,176	-	Floating	17.88%	2.75%	22.2%
4	Arizona	4/19/2021	6/17/2026	6,626,809	-	Fixed	11.91%	0.00%	17.0%
5	Massachusetts	4/19/2021	4/30/2025	2,564,180	-	Floating	19.75%	0.00%	22.6%
6	Michigan	8/20/2021	1/30/2026	4,958,123	-	Floating	15.00%	0.00%	17.2%
7	Illinois, Arizona	8/24/2021	6/30/2025	24,293,793	-	Floating	13.50%	2.00%	19.3%
8	West Virginia	9/1/2021	12/31/2025	8,491,943	-	Fixed	10.00%	0.00%	15.0%
9 (2)	Pennsylvania	9/3/2021	6/30/2024	16,402,488	-	Floating	28.25%	0.00%	17.5%
12	Various	11/8/2021	10/31/2027	11,159,358	-	Floating	14.50%	2.00%	19.3%
16	Florida	12/30/2021	8/29/2025	6,557,500	-	Fixed	16.75%	0.00%	31.2%
18	Ohio	2/3/2022	12/31/2025	45,024,611	-	Floating	9.25%	5.00%	16.1%
19	Florida	3/11/2022	12/31/2025	18,892,211	-	Fixed	11.00%	5.00%	16.5%
20	Missouri	5/9/2022	11/28/2025	22,243,402	-	Fixed	11.00%	2.00%	14.7%
21	Illinois	7/1/2022	7/29/2026	6,583,891	-	Floating	14.50%	2.00%	23.3%
23	Arizona	3/27/2023	3/31/2026	1,620,000	-	Floating	15.50%	0.00%	18.7%
24	Oregon	9/27/2022	9/27/2026	580,000	-	Floating	18.00%	0.00%	21.7%
25	New York	8/1/2023	6/29/2036	25,093,595	-	Fixed	15.00%	0.00%	16.6%
27	Nebraska	8/15/2023	6/30/2027	17,400,000	-	Floating	14.00%	0.00%	15.7%
28	Ohio	9/13/2023	3/13/2025	2,466,705	-	Fixed	15.00%	0.00%	17.4%
29	Illinois	10/11/2023	10/9/2026	1,943,217	-	Fixed	11.40%	1.50%	14.7%
30	Missouri, Arizona	12/19/2023	12/31/2026	19,000,000	-	Floating	16.25%	0.00%	18.7%
31	California, Illinois	5/3/2023	5/3/2026	6,680,000	-	Floating	16.50%	0.00%	18.3%
32	Nevada	4/15/2024	8/15/2027	6,000,000	-	Floating	14.50%	0.00%	16.1%
33	Minnesota	5/20/2024	5/28/2027	1,116,000	-	Fixed	12.00%	0.00%	12.9%
34	Arizona	6/17/2024	5/29/2026	10,000,000	-	Fixed	11.91%	0.00%	12.8%
35	California	8/23/2024	8/23/2027	24,256,045	-	Fixed	12.00%	3.00%	16.3%
36	Illinois	10/28/2024	1/1/2027	25,000,000	2,000,000	Floating	13.75%	0.00%	15.2%
37	Various	11/26/2024	11/24/2028	20,019,444	10,000,000	Fixed	12.00%	1.00%	15.2%
38	Various	12/13/2024	12/13/2025	2,065,000	2,935,000	Fixed	10.00%	0.00%	14.7%
39	Minnesota	12/31/2024	6/26/2026	5,500,000	6,000,000	Fixed	10.50%	0.00%	11.0%
			Subtotal	**$ 410,221,554**	**$ 20,935,000**	**62.1% / 37.9%**	**13.6%**	**1.5%**	**17.2%**

[1] The table above reflects the Company's aggregate loan portfolio including loans held for investment and loans held at fair value. Refer to Note 3 and Note 5 of the consolidated financial statements within the Annual Report on Form 10-K for additional information
[2] Loan #9 is on non-accrual status as of December 31, 2024. This loan is presented on the consolidated balance sheet within loans held for investment – related party (see Note 9 to the consolidated financial statements).

CHICAGOATLANTIC
REAL ESTATE FINANCE

Chicago Atlantic Real Estate Finance, Inc. | 22

Consolidated Statements of Operation Chicago Atlantic Real Estate Finance, Inc. | 22

Reconciliation of Distributable Earnings to GAAP Net Income Chicago Atlantic Real Estate Finance, Inc. | 23

About CHICAGO ATLANTIC The Sponsor is a credit - focused investment firm founded in 2019 REFI completed its IPO in December 2021 INCEPTION x Sponsor assets under management: $1.6B (1)(2) x One of the largest institutional lenders in the cannabis space SIZE 85 professionals, including over 30 investment professionals (2) TEAM Seeking preservation of capital and income generation predominantly through cannabis investment opportunities that are overlooked or underserved by conventional capital providers INVESTMENT PRINCIPLES x Annualized dividend yield of approximately 12 - 14%, distributed quarterly x No loss of principal since credit strategy inception PERFORMANCE x Chicago Atlantic REIT Manager, LLC, a subsidiary of Chicago Atlantic Group, LP x Management fee of 1.5% of Equity, with 50% pro - rata origination fee offset x Incentive fee of 20% of Core Earnings, with 8% hurdle rate and no catch - up EXTERNAL MANAGER AND AGREEMENT Chicago, Miami, and New York LOCATIONS 1 - Assets under management represent total committed investor capital, total available leverage including undrawn capital, and capital invested by co - investors and managed by the firm. 2 - As of September 30, 2024. Chicago Atlantic Real Estate Finance, Inc. | 24